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                                                                      EXHIBIT 21

                         REPUBLIC NEW YORK CORPORATION
                and Active Subsidiaries as of December 31, 1996


Name of Corporation                                 Jurisdiction of
                                                        Formation

Republic New York Corporation                           Maryland
Delaware Securities Processing Corp.                    Delaware
R-CLIP Corp.                                            Delaware
Republic Bank California National Association           United States
Republic Factors Corp.                                  New York
Republic Funds Services Limited                         B.V.I.
Republic Interactive Corporation                        New York
Republic Investments (Canada) Limited                   Canada
Republic New York Capital I                             Delaware
Republic New York Capital II                            Delaware
Republic New York Mortgage Corporation                  Maryland
Republic New York Securities Corporation                Maryland
Republic Services Corporation                           Maryland
   RICS NJ, Inc.                                        New Jersey
RNYC Liquid Portfolio Corporation                       Delaware
RNYC Liquid Portfolio Company Limited                   Channel Islands
RNYC-NJ Realty Corp.                                    New Jersey
Republic National Bank of New York                      United States
   C.B. "Republic National Bank of New York (RR)"       Moscow
   Delaware Mortgage Investors Corporation              Delaware
   Nevada Asset Management Corporation                  Nevada
   Republic Consumer Lending Group, Inc.                New York
   Republic Financial Services Corporation              New York
   Republic Forex Options Corporation                   Maryland
   Republic International Bank of New York (Miami)      United States
      Republic Leasing (Chile) S.A.                     Chile
      Republic Factoring (Chile) Limited                Chile
      RIBNY Overseas Investments Holding Corporation    Delaware
       Republic International Management Company S.A.M. Monaco
       Republic Leasing (Uruguay) S.A.                  Uruguay
      Republic National Bank of New York
         (Singapore) Limited                            Singapore
       RNB Futures (Singapore) Ltd.                     Singapore
      Republic National Bank of New York
         (Uruguay) S.A.                                 Uruguay
      RNB Finance (Hong Kong) Limited                   Hong Kong
      RNYOIC Limited                                    Guernsey
Republic National Bank of New York (Mexico)S.A.,
   Institucion de Banca Multiple                        Mexico
    Inmobiliaria RNB, S.A. de C.V.                      Mexico
Republic New York Investment Corporation                Delaware
Republic Overseas Banks Holding Corporation             Delaware
   Republic International Bank of New York (Delaware)   Delaware
     Republic New York Holdings (UK)                    England
     Republic Mase Australia Limited                    Australia
   Republic New York (U.K.) Limited                     England
   Republic National Bank of New York (Canada)          Canada
   Republic National Bank of New York
    (Cayman) Limited                                    Cayman Islands
   Republic National Bank of New York
    (International) Limited                             Bahamas
   Banco Republic National Bank of New York
    (Brasil) S.A.  Brazil
Safra Republic Holdings S.A.                            Luxembourg
   Republic National Bank of New York
    (France) S.A.  France
   Republic National Bank of New York
    (Gibraltar) Limited                                 Gibraltar
   Republic National Bank of New York
    (Guernsey) Limited                                  Guernsey
   Republic National Bank of New York
    (Luxembourg) S.A.                                   Luxembourg
   Republic National Bank of New York
    (Monaco) S.A.                                       Monaco
   Republic National Bank of New York
    (Suisse) S.A.                                       Switzerland
Republic Premises Corporation                           Maryland
RNB Services Limited                                    England